UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 5, 2019
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Audentes Therapeutics, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-37833		46-1606174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)		(IRS Employer Identification No.)

600 California Street, 17th Floor	San Francisco	California	94108
(Address of Principal Executive Offices)			(Zip Code)

(415) 818-1001
Registrant's Phone Number, including Area Code

Not Applicable
(Former Name of Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.00001 per share	BOLD	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01    Other Events
On October 5, 2019, Audentes Therapeutics, Inc. (the “Company”) issued a press release attached hereto as Exhibit 99.1 announcing new data from ASPIRO, the clinical trial evaluating AT132 in patients with X-linked Myotubular Myopathy. In addition, the Company presented the information in the presentation attached hereto as Exhibit 99.2 on October 5, 2019 at the 24th Annual Congress of the World Muscle Society in Copenhagen during the Clinical Trial Highlights 7 session.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Audentes Therapeutics, Inc.
Date: October 8, 2019	By:	/s/ Mark Meltz
Mark Meltz
Senior Vice President, General Counsel